SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of Earliest Event Reported): October 10, 2002


                                D.G. JEWELRY INC.
             (Exact Name of Registrant as Specified in its Charter)



   Province of Ontario               001-14600                    N/A
   --------------------              ---------                    ---
(State or Other Jurisdiction of     (Commission               (I.R.S. Employer
Incorporation or Organization)       File Number)              ID Number)




1001 Petrolia Road, Toronto, Ontario, Canada                   M3J 2X7
--------------------------------------------                   -------
(Address of Principal Executive Offices)                      (Zip Code)


(416) 665-8844
Registrant's telephone number, including area code:




(Former Name or Former Address if Changed Since Last Report)

Item 5.   Other Events.

The Company issued the following press release on October 10, 2002.

D.G. JEWELRY INC. IN RECEIVERSHIP

TORONTO - October 10, 2002 -D.G. Jewelry Inc. today announces that the Bank of Nova Scotia made application for appointment of an interim receiver of the Company, which was unsuccessfully contested by the Company. As a result, by Order of The Honourable Mr. Justice Ground of the Ontario Superior Court of Justice (Commercial List) made on October 10, 2002, KPMG Inc. has been appointed as Interim Receiver of all of the assets, property and undertaking of D.G. Jewelry Inc. Accordingly, a Notice and Statement of the Receiver will be sent to creditors within 10 days as required by statute.

As a result of this Order, the Receiver has taken possession of all of the assets, property and undertaking of D.G. Jewelry Inc. Under the terms of the current Order, the Receiver is assessing the operations of the Company and is considering its options for realizing on D.G. Jewelry's assets.

Accounts due to the Company's unsecured creditors are frozen. Subject to Section
81.1 of the Bankruptcy and Insolvency Act (30 day goods), the Receiver is not able to return any goods to suppliers for credit against outstanding amounts due.

D.G. Jewelry Inc. is primarily engaged in the design, merchandising and distribution of stone-set jewelry for department stores, mass merchants, catalog showrooms, television shopping networks and other high-volume retailers and other major discounters in the U.S., Canada and Europe.

Except for the historical information contained herein, the matters discussed in this release include forward-looking statements that may involve a number of risks and uncertainties. Actual results may vary significantly based on a number of factors, including, but not limited to, risks in product demand, the impact of competitive products and pricing, changing economic conditions both here and abroad, release and sales of new products, changing retail economic conditions, reliance on major accounts and banking relationships, general economic conditions including those specific to the jewelry industry, and other risk factors detailed in the company's most recent annual report and filings with the Securities and Exchange Commission. The Company cannot be assured of its ability to continue as a going concern, or that its vendors or customers will continue to support the Company going forward.


Contact:

Board of Directors, D.G. Jewelry Inc.
Jack Berkovits, Chairman, 416-665-8844, ext 222

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: October 10, 2002
                                         D.G. JEWELRY INC.



                                         By:/s/Kenneth H. Saul
                                               Kenneth H. Saul
                                               General Counsel, Secretary